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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 24, 1998

                               NOVA CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         Georgia                    1-14342                      58-2209575
(State or Other Jurisdiction  (Commission File No.)            (IRS Employer
    of Incorporation)                                        Identification No.)


           One Concourse Parkway, Suite 300, Atlanta, Georgia 30328
           (Address of Principal Executive Offices)         (Zip Code)

                                (770) 396-1456
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

     Effective September 24,1998, NOVA Corporation ("NOVA") and PMT Services, Inc. ("PMT") completed the merger transactions contemplated by the Agreement and Plan of Merger dated June 17, 1998 (the "Merger Agreement"), between NOVA , Church Merger Corp., a wholly-owned subsidiary of NOVA ("Mergerco") and PMT.
As a result of the transactions, PMT became a wholly-owned subsidiary of NOVA. The shareholders of NOVA and PMT approved the Merger Agreement and the transactions contemplated thereby at separate special meetings of shareholders held on September 24, 1998. PMT is an independent service organization that markets and services electronic credit card authorization and payment systems to merchants located throughout the United States. PMT will continue to operate its business as a wholly-owned subsidiary of NOVA.

     Pursuant to the Merger Agreement, Mergerco merged (the "Merger") with and into PMT, with PMT surviving the Merger as a wholly-owned subsidiary of NOVA. Upon consummation of the Merger, each outstanding share of Common Stock of PMT ("PMT Stock") ceased to be outstanding and was converted into and exchanged for
0.715 shares of NOVA Common Stock. Additionally, each option or warrant to purchase PMT Stock outstanding at the effective time of the Merger, whether or not then exercisable, was converted automatically into an option or warrant to purchase a number of shares of NOVA Common Stock equal to (A) the number of shares of PMT Stock issuable upon exercise of the option or warrant multiplied by (B) 0.715 (the exchange ratio in the Merger). The number of shares of NOVA Common Stock issuable upon exercise of the options and warrants will be rounded to the nearest whole number of shares of NOVA Common Stock. The exercise price per share of NOVA Common Stock issuable upon exercise of the options and warrants will be equal to (A) the exercise price per share of PMT Stock set forth in the applicable option or warrant agreement divided by (B) 0.715 and rounded to the nearest cent. Pursuant to the terms of the PMT stock option plans pursuant to which PMT granted the options, all options granted under the plans which were outstanding at the effective time of the Merger became fully vested at the effective time of the Merger. The other terms and conditions of the options and warrants will be substantially the same as the terms and conditions of the options immediately prior to the effective time. The terms of the Merger Agreement, including the consideration payable by NOVA, was determined through arms-length negotiations between NOVA and PMT.

     As of the effective time of the Merger, 52,658,644 shares of PMT Stock were issued and outstanding and approximately 3,260,058 shares of PMT Stock were issuable upon exercise of outstanding options and warrants to purchase PMT Stock. As a result, NOVA will issue an aggregate of approximately 37,650,930 shares of NOVA Common Stock in the Merger and has reserved 2,330,941 shares of NOVA Common Stock for issuance upon exercise of the options and warrants to purchase PMT Stock. NOVA will issue only whole shares of NOVA Common Stock in the Merger and will pay to former PMT shareholders cash in lieu of fractional shares of NOVA Common Stock to which they otherwise are entitled.

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     Pursuant to the Merger Agreement, NOVA  agreed that at the effective time of the Merger the Board of Directors of NOVA would consist of 11 directors, comprised of five directors designated by NOVA (the "NOVA Designated Directors"), five directors designated by PMT (the "PMT Designated Directors"), and one other director nominated by NOVA and approved by PMT (the "Nominated Director"). As a result, the Board of Directors now consists of Edward Grzedzinski, James M. Bahin, Dr. Henry Kressel, Maurice F. Terbrueggen, Stephen
E. Wall (NOVA Designated Directors), Charles T. Cannada (the Nominated Director), Richardson M. Roberts, Gregory S. Daily, Stephen D. Kane, Harold L. Siebert and George M. Miller II (the PMT Designated Directors). Each of the NOVA Designated Directors and the Nominated Director was a director of NOVA prior to the Merger and each of the PMT Designated Directors was a director of PMT prior to the Merger. In order to facilitate the change in composition of the Board contemplated by the Merger Agreement, at the effective time of the Merger, three directors of NOVA , Dr. James E. Carnes, U. Bertram Ellis and Joseph P. Landy, resigned as directors.

     Edward Grzedzinski, the Chairman of the Board, President and Chief Executive Officer of NOVA prior to the Merger, and James M. Bahin, the Vice Chairman, Chief Financial Officer and Secretary of NOVA prior to the Merger, retained their positions with NOVA . Richardson M. Roberts, the Chairman and Chief Executive Officer of PMT prior to the Merger, was elected as a Vice Chairman of NOVA 's Board of Directors and continues as Chief Executive Officer of PMT. Gregory S. Daily, the President of PMT prior to the Merger, was elected as a Vice Chairman of NOVA 's Board of Directors and continues as President of PMT.

     The terms and conditions of the Merger Agreement and the transactions contemplated thereby, including certain pro forma combined condensed financial data, are set forth in the Joint Proxy Statement/Prospectus dated August 20, 1998, included in NOVA's Registration Statement on Form S-4 (Registration No. 333-61867), which is incorporated herein by reference.

     In connection with the Merger, NOVA amended its Articles of Incorporation to increase the number of authorized shares of NOVA Common Stock from 50,000,000 shares to 200,000,000 shares. The shareholders of NOVA approved the amendment to the Articles of Incorporation at the special meeting of NOVA's shareholders held on September 24, 1998. The shareholders also approved an amendment to the Stock Incentive Plan to increase the number of shares of NOVA Common Stock issuable pursuant to the Stock Incentive Plan from 2,000,000 shares to 6,000,000 shares.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     Financial Statements of Businesses Acquired.

             In accordance with Item 7(a)(4) of Form 8-K, the financial statements of PMT required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before December 8, 1998.

     (b)     Pro Forma Financial Information.

             Pursuant to Instruction B.3. of the General Instructions to Form 8-K, Pro Forma Combined Financial Information for the Registrant and PMT has previously been reported in the Registrant's Registration Statement on Form S-4 (Registration No. 333-61867), and is incorporated herein by reference.

     (c)     Exhibits.

     10.1 Agreement and Plan of Merger dated as of June 17, 1998, among the Registrant, Church Merger Corp. and PMT Services, Inc. (included as Appendix A to the Joint Proxy Statement/Prospectus dated August 20, 1998 included in the Registrant's Registration Statement on Form S-4 (Registration No. 333-61867), and incorporated herein by reference).

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOVA CORPORATION
                                            (Registrant)


                                        /s/ James M. Bahin
                                        -----------------------------
                                        James M. Bahin
                                        Vice Chairman of the Board,
                                        Chief Financial and Secretary
                                        Duly Authorized Officer

Date: October 8th, 1998

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                                 EXHIBIT INDEX

Exhibit No.              Description
----------               ------------
  (a)        Financial Statements of Businesses Acquired.

             In accordance with Item 7(a)(4) of Form 8-K, the financial statements of PMT required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before December 8, 1998.

  (b)        Pro Forma Financial Information.

             Pursuant to Instruction B.3. of the General Instructions to Form 8-K, Pro Forma Combined Financial Information for the Registrant and PMT has previously been reported in the Registrant's Registration Statement on Form S-4 (Registration No. 333-61867), and is incorporated herein by reference.

  (c)        Exhibits.

 10.1 Agreement and Plan of Merger dated as of June 17, 1998, among the Registrant, Church Merger Corp. and PMT Services, Inc. (included as Appendix A to the Joint Proxy Statement/Prospectus dated August 20, 1998 included in the Registrant's Registration Statement on Form S-4 (Registration No. 333-61867), and incorporated herein by reference.

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